First Quarter 2016 Earnings Call Presentation April 28, 2016

Safe Harbor Statement 2 Forward-LookingStatements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, market growth and trends, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, which may include non-GAAP net sales, gross profit, certain components of operating expenses, EBIT, earnings and earnings per share information. The items included in GAAP measures, but excluded for the purpose of determining the above listed non-GAAP financial measures, include significant income/expenses not indicative of underlying operating results, including the related tax effect and, at times, the impact of foreign exchange. The above listed non-GAAP measures represent an indication of the company’s underlying operating results and are intended to enhance an investor’s overall understanding of the company’s financial performance and ability to compare the company’s performance to that of its peer companies. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure are included in the Appendix. This presentation should be reviewed in conjunction with the transcript for the company’s first quarter 2016 earnings conference call as well as the company's earnings release and Form 10-Q for the first quarter of 2016. For more information: Kathy MacDonald, Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com

*Growth on a Constant Dollar basis, calculated on base period average rates. Sequential Sales Improvement in Q1 of 1.5%* 3 Constant Dollar* Sales: Sequential 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 +1.5% +0.3% $ in Millions 1Q 2016 Reported Sales $962 Change versus 1Q 2015 Constant Dollar (6%) Foreign Exchange (6%) Reported Dollar (12%) Sales: Year Over Year

*Versus same period, prior year. Continued Significant Foreign Exchange Headwind 4 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Net Sales ($ Mil) ($56) ($43) ($69) ($62) ($64) Foreign Exchange Impact* (5%) (4%) (6%) (6%) (6%) Asia Latin America North America/Europe 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Foreign Exchange Impact on Sales* Favorable Unfavorable

1Q 2016 Gross Margin in Line with Annual Guidance Non-GAAP 5 64.0% 64.5% 64.1% 1Q 2015 Sales Manufacturing Dairy & Other Commodities Productivity Other Subtotal Foreign Exchange 1Q 2016 +50bps -40bps

Strong A&P Investments Continued in 1Q 2016 6 13.2% 18.4% 16.0% 15.6% 15.8% 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 A&P as % of Sales

Fuel for Growth Savings Reinvested into A&P $ in Millions Non-GAAP vs. 1Q 2015 Actual Constant $ % of Sales A&P $152 11% 15.8% SG&A $195 (10%) 20.3% R&D $25 (1%) 2.6% Total Operating Expense $372 (2%) 38.7% 1Q 2016 7

Strong Start to Fuel for Growth Initiative 8 (1) Selling, General and Administrative expenses on a constant dollar basis. (2) SG&A Corporate excludes specified and other items that affect comparability. Support Functions & Marketing Sales & Distribution 1Q 2015 1Q 2016 1Q 2015 1Q 2016 SG&A by Function SG&A Corporate Headquarters (Like for Like)(2) 90%+ of 2016 savings secured $232.4 $208.2 Non-GAAP

1Q 2016: EBIT Margin by Segment 9 $ in Millions Non-GAAP Asia Latin America North America & Europe Corporate & Other Total Company EBIT $169 $41 $82 ($48) $244 vs. 1Q 2015, Constant $ (22%) (11%) +9% +30% (10%) +22% ex-VZ vs. 1Q 2015, Reported $ (27%) (29%) +5% +29% (19%) EBIT Margin 33.8% 25.5% 27.2% 25.4% Change vs. 1Q 2015 -600 bps -250 bps +190 bps -200 bps

Financial Results: From EBIT to Net Income 10 $ in Millions, except for per share data Non-GAAP Change vs. 1Q 2015 Actual Reported Constant $ EBIT $244 (19%) (10%) Interest Exp. $26 90% Tax $51 (21%) ETR 23.2% Net Income $163 (27%) Non-GAAP EPS $0.87 (20%) (11%) Diluted Shares – Average* 186.7 1Q 2016 *Same as shares ending March 31, 2016

EPS Development Non-GAAP 11 $1.09 $0.97 $0.87 $0.16 $0.06 $0.07 $0.03 $0.10 1Q 2015 Sales Impact A&P Fuel for Growth Share Repurchases, net* Subtotal Foreign Exchange 1Q 2016 *2015 Share Repurchase impact is net of increase in interest expense, as repurchases were financed with long-term debt.

1Q 2016 Specified Charge was Mainly Venezuela Change 12 • Venezuela government revised currency system in March 2016 • MJN recognized devaluation and fixed asset impairment charges(1) • Continuing to maintain local presence and operational capabilities (1) Refer to the Company’s Form 10-Q for first quarter 2016 for further information. (2) Long-lived and other assets $ in Millions Devaluation Impairment Total 3/31/2016 Remaining Assets Monetary Assets ($32) -- ($32) $1 Non-Monetary Assets(2) -- ($46) ($46) $8 Total ($32) ($46) ($78) $9 No impact to non-GAAP earnings 2016 guidance

Cash Movement $ in Millions 13 $1,701 $160 $56 $77 $26 $1,702 Jan 1, 2016 Cash from Operations Capex Dividends Foreign Exchange & Other, mainly Venezuela* March 31, 2016 *Venezuela attributed to devaluation of cash balances

Full Year Guidance(1) 2016 Guidance (1) Guidance provided in the company’s press release on April 28, 2016. (2) GAAP EPS is likely to be impacted by future mark-to-market pension adjustments which cannot be estimated. 14 Constant $ 0% to 2%No change No change Sales Non-GAAP EPS $3.48 - $3.60 GAAP EPS(2) $2.91 - $3.03 Reported $ (4%) to (6%) Change Specified Items (from $0.12 to $0.57)

Appendix 15

Reconciliation of Non-GAAP to GAAP Results This presentation contains non-GAAP financial measures, which may include non-GAAP net sales, gross profit, certain components of operating expenses, EBIT, earnings and earnings per share information. The items included in GAAP measures, but excluded for the purpose of determining the above listed non-GAAP financial measures, include significant income/expenses not indicative of underlying operating results, including the related tax effect and, at times, the impact of foreign exchange. The above listed non-GAAP measures represent an indication of the company’s underlying operating results and are intended to enhance an investor’s overall understanding of the company’s financial performance and ability to compare the company’s performance to that of its peer companies. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure follow and appear elsewhere in this presentation. 16

Reconciliation of Non-GAAP to GAAP Results Q1

$ in Millions, except for per share data	Three Months Ended March 31, 2016						Three Months Ended March 31, 2015				Q1 16 vs. Q1 15 - % Change Increase / (Decrease)			% Change Due to Foreign Exchange on Non-GAAP
		Specified Items [a]						Specified Items [a]						
	GAAP	Mark-to-Market Pension	Fuel For Growth	Venezuela	All Other	Non-GAAP	GAAP	Investigation Accrual	All Others [b]	Non-GAAP	GAAP	Non-GAAP	Non-GAAP Constant Dollar	
NET SALES	$ 962.1	$—	$—	$—	$—	$ 962.1	$ 1,094.4	$—	$—	$ 1,094.4	(12%)	(12%)	(6%)	(6%)
Cost of Products Sold	347.6	(2.1)	—	—	—	345.5	393.5	—	—	393.5	(12%)	(12%)	(7%)	(5%)
GROSS PROFIT	614.5	2.1	—	—	—	616.6	700.9	—	—	700.9	(12%)	(12%)	(6%)	(6%)
GROSS MARGIN %	63.9%	0.2%	—%	—%	—%	64.1%	64.0%	—%	—%	64.0%				
Operating Expenses:														
Selling, General and Administrative	198.9	(3.4)	—	—	—	195.5	233.2	—	(0.8)	232.4	(15%)	(16%)	(10%)	(6%)
Advertising and Promotion	151.8	—	—	—	—	151.8	144.4	—	—	144.4	5%	5%	11%	(6%)
Research and Development	25.4	(0.6)	—	—	—	24.8	25.9	—	—	25.9	(2%)	(4%)	(1%)	(3%)
Other (Income)/Expenses – net	88.3	—	(9.1)	(78.2)	(0.8)	0.2	12.2	(12.0)	(2.2)	(2.0)	n/m	n/m	n/m	n/m
TOTAL OPERATING EXPENSES	464.4	(4.0)	(9.1)	(78.2)	(0.8)	372.3	415.7	(12.0)	(3.0)	400.7	12%	(7%)	(2%)	(5%)
EARNINGS BEFORE INTEREST AND INCOME TAXES	150.1	6.1	9.1	78.2	0.8	244.3	285.2	12.0	3.0	300.2	(47%)	(19%)	(10%)	(9%)
EBIT as a % of Sales	15.6%	0.6%	0.9%	8.1%	0.2%	25.4%	26.1%	1.1%	0.3%	27.4%				
Interest Expense – net	26.2	—	—	—	—	26.2	13.8	—	—	13.8				
EARNINGS BEFORE INCOME TAXES	123.9	6.1	9.1	78.2	0.8	218.1	271.4	12.0	3.0	286.4				
Provision for Income Taxes	47.2	2.1	1.5	—	(0.1)	50.7	64.3	—	0.2	64.5				
Effective Tax Rate	38.1%	(0.2%)	(1.4%)	(13.1%)	(0.2%)	23.2%	23.7%	(1%)	(0.2%)	22.5%				
NET EARNINGS	76.7	4.0	7.6	78.2	0.9	167.4	207.1	12.0	2.8	221.9				
Less Net Earnings/(Loss) Attributable to Noncontrolling Interests	4.0	—	0.1	—	—	4.1	(0.3)	—	—	(0.3)				
NET EARNINGS ATTRIBUTABLE TO SHAREHOLDERS	$ 72.7	$ 4.0	$ 7.5	$ 78.2	$ 0.9	$ 163.3	$ 207.4	$ 12.0	$ 2.8	$ 222.2				
Earnings per Share– Diluted Net Earnings Attributable to Shareholders	$0.39	$0.02	$0.04	$0.42	$—	$0.87	$1.02	$0.06	$0.01	$1.09	(62%)	(20%)	(11%)	(9%)

Certain figures do not sum due to rounding.

[a] All Specified Items are included in Corporate and Other.

[b] Specified Items include legal, settlement and related costs, severance and other expenses.

MeadJohnson Nutrition

17

Reconciliation of Sequential Sales $ in Millions Fourth Quarter 2015 Sales 967.0$ First Quarter 2016 Sales 962.1 Percentage Change in Sales on a GAAP basis (0.5%) Impact of Foreign Exchange 2.0% Percentage Change in Sales in Constant Dollars 1.5% Third Quarter 2015 Sales 977.5$ Fourth Quarter 2015 Sales 967.0 Percentage Change in Sales on a GAAP basis (1.1%) Impact of Foreign Exchange 1.4% Percentage Change in Sales in Constant Dollars 0.3% Corporate and Other Expenses $ in Millions 2016 2015 Reported Foreign Exchange Constant Dollar Corporate and Other expenses ($141.8) ($81.9) Specified Items 94.2 15.0 Corporate and Other, excluding Specified Items ($47.6) ($66.9) (29%) 1% (30%) Three months ended March 31, % Change 18

2016 Q1 Sales as reported 2016 Q1 EBIT as reported Sales as reported $ in millions 2016 2015 Reported Foreign Exchange Constant Dollar Impact of Venezuela Excluding Venezuela Asia 500.6$ 581.0$ (14%) (5%) (9%) -- -- Latin America 160.3 204.4 (22%) (16%) (6%) (13%) 7% North America/Europe 301.2 309.0 (3%) (2%) (1%) -- -- Net Sales 962.1$ 1,094.4$ (12%) (6%) (6%) (2%) (4%) Three Months Ended March 31, % Change EBIT as reported $ in Millions 2016 2015 Reported Foreign Exchange Constant Dollar Impact of Venezuela Excluding Venezuela Asia EBIT 169.1$ 231.5$ (27%) (5%) (22%) -- -- Latin America EBIT 40.8 57.3 (29%) (18%) (11%) (33%) 22% North America/Europe EBIT 82.0 78.3 5% (4%) 9% -- -- Three Months Ended arch 31, % Change 19

2016 Q1 Constant Dollar $ in millions except for per share data Gross Margin % Earnings Per Share SG&A GAAP 63.9% $0.39 $198.9 Specified Items 0.2% 0.48 (3.4) Non-GAAP1 64.1% 0.87 195.5 Impact of Foreign Exchange 0.5% 0.10 12.7 Constant Dollar Non-GAAP 64.6% $0.97 $208.2 1 See "Reconciliation of Non-GAAP to GAAP Results Q1" for a reconciliation of these Non-GAAP measures. Three Months Ended March 31, 2016 20